Pagaya Reports First Quarter 2024 Results ● Delivered another record quarter, exceeding guidance on all metrics: ○ Record Network Volume of $2.42 billion ○ Record Total Revenue and Other Income of $245 million ○ Record Adjusted EBITDA of $40 million ● Onboarding a bank partner in our point-of-sale product New York, NY and Tel Aviv, Israel – May 9, 2024 – Pagaya Technologies Ltd. (NASDAQ: PGY) (“Pagaya”, the “Company” or “we”), a global technology company delivering artificial intelligence infrastructure for the financial ecosystem, today announced financial results for the quarter ending March 31, 2024. For additional information, view Pagaya's first quarter 2024 letter to shareholders here. “Disciplined execution drove another record quarter across our key metrics. We began onboarding a bank partner in our POS vertical, enhanced our unit economics and strengthened our funding capabilities,” said Gal Krubiner, co-founder and CEO of Pagaya Technologies. “These results reflect the strength of our business and our unwavering commitment to deliver more financial opportunity for U.S. consumers.” First Quarter 2024 Highlights All comparisons are made versus the same period in 2023 and on a year-over-year basis unless otherwise stated. ● Record network volume of $2.42 billion (exceeding outlook of $2.2 billion to $2.4 billion) grew by 31% year-over-year. ● The Company expanded its POS business with a bank partner, set to go live on our network in the second half of 2024. Pagaya continues to expand its presence in one of the fastest-growing consumer credit markets in the U.S., demonstrating the strength of its enterprise-grade product. ● The Company raised $1.9 billion across 5 transactions and expanded its funding network by 18 new investors, for a total of 116 funding partners. ● Record total revenue and other income of $245 million (exceeding outlook of $225 million to $240 million) increased by 31% year-over-year, driven by a 35% increase in revenue from fees. ● Record revenue from fees less production costs (“FRLPC”) of $92 million increased by 84% year-over-year, driven by improved economics with our most scaled personal loan lending partners. FRLPC as a percentage of network volume (“FRLPC margin”) improved 109 basis points year-over-year to 3.8%. ● Record adjusted EBITDA of $40 million (exceeding outlook of $32 million to $38 million) increased by $38 million compared to the prior year period, benefiting from the growth in

FRLPC and operating leverage as the business scales. GAAP operating income of $8 million represents the third consecutive quarter of positive GAAP operating income. ● Adjusted net income of $13 million, which excludes the impact of non-cash items such as share-based compensation expense, represents the fourth consecutive quarter of positive adjusted net income. ● Cash flow from operating activities of $20 million represents the third consecutive quarter of positive operating cash flow. ● Net loss attributable to Pagaya shareholders of $21 million improved by $40 million compared to the first quarter of 2023. ● Executed on the next phase of evolution as a public company, raising $330 million of proceeds from our corporate debt and equity raises this quarter, further strengthening the Company’s capital position. Pagaya executed several initiatives to enhance the marketability of its stock to the U.S. investment community. PGY shares began trading on a reverse split-adjusted basis at the beginning of March. The Company moved its headquarters to New York City and is aligning reporting standards to U.S. domestic issuers, with the filing of its first Form 10-K in April and its first Form 10-Q this quarter. Second Quarter 2024 Outlook 2Q24 Network Volume Expected to be between $2.2 billion and $2.4 billion Total Revenue and Other Income Expected to be between $235 million and $245 million Adjusted EBITDA Expected to be between $40 million and $45 million Full Year 2024 Outlook FY24 Network Volume Expected to be between $9.0 billion and $10.5 billion Total Revenue and Other Income Expected to be between $925 million and $1,050 million Adjusted EBITDA Expected to be between $150 million and $190 million Webcast The Company will hold a webcast and conference call today, May 9, 2024 at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website.

The conference call can also be accessed by dialing 1-844-826-3035 or 1-412-317-5195. The telephone replay can be accessed by dialing 1-844-512-2921 or 1-412-317-6671 and providing the conference ID# 10187845. The telephone replay will be available starting shortly after the call until Thursday, May 23, 2024. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: The Company’s strategy and future operations, including the Company’s ability to continue to deliver consistent results for its lending partners and investors; the Company’s ability to continue to drive sustainable gains in profitability; the Company’s ability to achieve continued momentum in its business; the Company’s ability to achieve positive net cash flow by 2025; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income and Adjusted EBITDA for the full year 2024. These forward- looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: the Company's ability to attract new partners and to retain and grow its relationships with existing partners to support the underlying investment needs for its securitizations and funds products; the need to maintain a consistently high level of trust in its brand; the concentration of a large percentage of its investment revenue with a small number of partners and platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to improve, operate and implement its technology, its existing funding arrangements for the Company and its affiliates that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; the performance of loans facilitated through its model; changes in market interest rates; its securitizations, warehouse credit facility agreements; the impact on its business of general economic conditions, including, but not limited to rising interest rates, inflation, supply chain disruptions, exchange rate fluctuations and labor shortages; the effect of and uncertainties related to public health crises such as the COVID-19 pandemic (including any government responses thereto); geopolitical conflicts such as the war in Israel; its ability to realize the potential benefits of past or future acquisitions; anticipated benefits and savings from our recently announced reduction in workforce; changes in the political, legal and regulatory framework for AI technology, machine learning, financial institutions and consumer protection; the ability to maintain the listing of our securities on Nasdaq; the financial performance of its partners, and fluctuations in the U.S. consumer credit and housing market; its ability to grow effectively through strategic alliances;

seasonal fluctuations in our revenue as a result of consumer spending and saving patterns; pending and future litigation, regulatory actions and/or compliance issues including with respect to the merger with EJF Acquisition Corp.; and other risks that are described in and the Company’s Form 10-K filed on April 25, 2024 and subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this press release and Form 8-K, such as Fee Revenue Less Production Costs (“FRLPC”), FRLPC Margin, Adjusted EBITDA and Adjusted Net Income (Loss), have not been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non- GAAP financial measures FRLPC, FRLPC Margin, Adjusted Net Income (Loss) and Adjusted EBITDA to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non- GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income (Loss) and Adjusted EBITDA to net income (loss) attributable to Pagaya’s shareholders and a calculation of FRLPC and FRLPC Margin. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view Adjusted Net Income (Loss) and Adjusted EBITDA in conjunction with its respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as revenue from fees less production costs. FRLPC Margin is defined as FRLPC divided by Network Volume. Adjusted Net Income (Loss) is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non-recurring expenses associated with mergers and acquisitions. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions, interest expense, depreciation expense, and income tax expense (benefit).

These items are excluded from our Adjusted Net Income (Loss) and Adjusted EBITDA measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe FRLPC, FRLPC Margin, Adjusted Net Income (Loss) and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, we have included FRLPC, FRLPC Margin, Adjusted Net Income (Loss) and Adjusted EBITDA because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The tables below provide reconciliations of Adjusted EBITDA to Net Loss Attributable to Pagaya Technologies Ltd., its most directly comparable U.S. GAAP amount. In addition, Pagaya provides outlook for the fiscal year 2024 on a non-GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected Net Loss Attributable to Pagaya under “Full-Year 2024 Outlook” without unreasonable effort because certain items that impact net income (loss) and other reconciling items are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results. Investors & Analysts Jency John Head of Investor Relations IR@pagaya.com Media & Press Emily Passer Head of PR & External Communications Press@pagaya.com

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (In thousands, except share and per share data) Three Months Ended March 31, 2024 2023 Revenue Revenue from fees $ 237,004 $ 175,254 Other Income Interest income 7,744 10,397 Investment income (loss) 528 987 Total Revenue and Other Income 245,276 186,638 Production costs 144,881 125,057 Technology, data and product development (1) 19,380 21,131 Sales and marketing (1) 10,257 14,300 General and administrative (1) 63,068 51,126 Total Costs and Operating Expenses 237,586 211,614 Operating Income (Loss) 7,690 (24,976) Other income (expense), net (34,349) (66,980) Income (Loss) Before Income Taxes (26,659) (91,956) Income tax expense (benefit) 5,003 6,667 Net Income (Loss) Including Noncontrolling Interests (31,662) (98,623) Less: Net income (loss) attributable to noncontrolling interests (10,439) (37,652) Net Income (Loss) Attributable to Pagaya Technologies Ltd. $ (21,223) $ (60,971) Per share data: Net loss per share: Basic and Diluted (3) $ (0.33) $ (1.03) Non-GAAP adjusted net income (loss) (2) $ 13,331 $ (11,015) Non-GAAP adjusted net income (loss) per share: Basic (3) $ 0.21 $ (0.19) Diluted (3) $ 0.20 $ (0.19) Weighted average shares outstanding: Basic (3) 64,504,458 59,255,864 Diluted (3) 65,890,518 59,972,806 (1) The following table sets forth share-based compensation for the periods indicated below: Three Months Ended March 31, 2024 2023 Technology, data and product development $ 2,905 $ 2,458 Selling and marketing 2,852 2,754 General and administrative 9,718 11,155 Total $ 15,475 $ 16,367 (2) See “Reconciliation of Non-GAAP Financial Measures.” (3) Share amounts have been retroactively adjusted to reflect the 1-for-12 reverse share split effected on March 8, 2024.

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED) (In thousands) March 31, December 31, 2024 2023 Assets Current assets: Cash and cash equivalents $ 274,495 $ 186,478 Restricted cash 16,872 16,874 Fees and other receivables 87,370 79,526 Investments in loans and securities 1,298 2,490 Prepaid expenses and other current assets 19,059 18,034 Total current assets 399,094 303,402 Restricted cash 18,681 19,189 Fees and other receivables 35,230 34,181 Investments in loans and securities 892,853 714,303 Equity method and other investments 26,911 26,383 Right-of-use assets 53,631 55,729 Property and equipment, net 42,757 41,557 Goodwill 10,945 10,945 Intangible assets 1,913 2,550 Prepaid expenses and other assets 1,172 137 Total non-current assets 1,084,093 904,974 Total Assets $ 1,483,187 $ 1,208,376 Liabilities and Shareholders’ Equity Current liabilities: Accounts payable $ 3,136 $ 1,286 Accrued expenses and other liabilities 36,712 28,562 Current maturities of operating lease liabilities 6,663 6,931 Current portion of long-term debt 12,750 — Secured borrowing 108,054 37,685 Income taxes payable 2,069 461 Total current liabilities 169,384 74,925 Non-current liabilities: Warrant liability 1,342 3,242 Revolving credit facility — 90,000 Long-term debt 222,298 — Secured borrowing 223,102 234,028 Operating lease liabilities 41,838 43,940 Long-term tax liabilities 24,955 22,135 Deferred tax liabilities, net 107 107 Total non-current liabilities 513,642 393,452 Total Liabilities 683,026 468,377 Redeemable convertible preferred shares 74,250 74,250 Shareholders’ equity: Additional paid-in capital 1,214,969 1,101,914 Accumulated other comprehensive income (loss) (24,279) 444 Accumulated deficit (563,860) (542,637) Total Pagaya Technologies Ltd. shareholders’ equity 626,830 559,721 Noncontrolling interests 99,081 106,028 Total shareholders’ equity 725,911 665,749 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,483,187 $ 1,208,376

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Three Months Ended March 31, 2024 2023 Cash flows from operating activities Net loss including noncontrolling interests $ (31,662) $ (98,623) Adjustments to reconcile net income (loss) to net cash used in operating activities: Equity method income (loss) (528) (987) Depreciation and amortization 6,317 3,516 Share-based compensation 15,475 16,367 Fair value adjustment to warrant liability (1,900) (190) Impairment loss on investments in loans and securities 26,851 68,347 Write-off of capitalized software 408 1,549 Other non-cash items 739 — Change in operating assets and liabilities: Fees and other receivables (8,875) (345) Deferred tax liabilities, net — (45) Prepaid expenses and other assets (1,936) 3,528 Right-of-use assets 1,879 2,197 Accounts payable 1,885 999 Accrued expenses and other liabilities 8,298 (22,573) Operating lease liability (1,524) (3,530) Income tax receivable / payable 5,043 6,117 Net cash provided by (used in) operating activities 20,470 (23,673) Cash flows from investing activities Proceeds from the sale/maturity/prepayment of: Investments in loans and securities 35,897 25,985 Cash and restricted cash acquired from Darwin Homes, Inc. — 1,608 Payments for the purchase of: Investments in loans and securities (261,638) (121,732) Property and equipment (5,145) (5,526) Net cash used in investing activities (230,886) (99,665) Cash flows from financing activities Proceeds from sale of ordinary shares, net of issuance costs 89,938 — Proceeds from long-term debt 244,725 — Proceeds from secured borrowing 97,448 82,031 Proceeds received from noncontrolling interests 2,815 10,128 Proceeds from revolving credit facility 44,000 100,000 Proceeds from exercise of stock options 161 484 Proceeds from issuance of ordinary shares from the Equity Financing Purchase Agreement 5,338 — Distributions made to noncontrolling interests (2,515) (12,194) Payments made to revolving credit facility (134,000) (20,000) Payments made to secured borrowing (38,005) (57,425) Payments made to long-term debt (3,188) — Long-term debt issuance costs (7,974) — Net cash provided by financing activities 298,743 103,024 Effect of exchange rate changes on cash, cash equivalents and restricted cash (820) — Net increase (decrease) in cash, cash equivalents and restricted cash 87,507 (20,314) Cash, cash equivalents and restricted cash, beginning of period 222,541 337,076 Cash, cash equivalents and restricted cash, end of period $ 310,048 $ 316,762

PAGAYA TECHNOLOGIES LTD. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) ($ in thousands, unless otherwise noted) Three Months Ended March 31, 2024 2023 Net Loss Attributable to Pagaya Technologies Ltd. $ (21,223) $ (60,971) Adjusted to exclude the following: Share-based compensation 15,475 16,367 Fair value adjustment to warrant liability (1,900) (190) Impairment loss on certain investments 19,483 26,412 Write-off of capitalized software — 1,524 Restructuring expenses 820 3,820 Transaction-related expenses 400 — Non-recurring expenses 276 2,023 Adjusted Net Income (Loss) $ 13,331 $ (11,015) Adjusted to exclude the following: Interest expenses 15,164 2,880 Income tax expense (benefit) 5,003 6,667 Depreciation and amortization 6,317 3,516 Adjusted EBITDA $ 39,815 $ 2,048 Three Months Ended March 31, 2024 2023 Fee Revenue Less Production Costs (FRLPC): Revenue from fees $ 237,004 $ 175,254 Production costs 144,881 125,057 Fee Revenue Less Production Costs (FRLPC) $ 92,123 $ 50,197 Fee Revenue Less Production Costs Margin (FRLPC Margin): Fee Revenue Less Production Costs (FRLPC) $ 92,123 $ 50,197 Network Volume (in millions) 2,419 1,850 Fee Revenue Less Production Costs Margin (FRLPC Margin) 3.8% 2.7%